Exhibit 99.1

Reviva Pharmaceuticals Holdings, Inc. Announces Proposed Public Offering

CUPERTINO, Calif., September 18, 2025 (GLOBE NEWSWIRE) -- Reviva Pharmaceuticals Holdings, Inc. (NASDAQ: RVPH) (“Reviva” or the “Company”), a late-stage pharmaceutical company developing therapies that seek to address unmet medical needs in the areas of central nervous system (CNS), inflammatory and cardiometabolic diseases, today announced that it intends to offer shares of its common stock (or common stock equivalents in lieu thereof) and warrants to purchase shares of common stock in a public offering. All of the securities to be sold in the offering are to be offered by Reviva. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

A.G.P./Alliance Global Partners is acting as the sole placement agent for the offering.

The Company currently intends to use the net proceeds from the offering to fund research and development activities and for working capital and other general corporate purposes.

The securities will be offered pursuant to an effective shelf registration statement on Form S-3 (File No. 333-276848), including a base prospectus, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 2, 2024, and declared effective by the SEC on February 13, 2024. A preliminary prospectus supplement will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and accompanying base prospectus, when available, may be obtained from A.G.P./Alliance Global Partners, 590 Madison Avenue, 28th Floor, New York, NY 10022, or by telephone at (212) 624-2060, or by email at prospectus@allianceg.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities being offered, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Reviva

Reviva is a late-stage biopharmaceutical company that discovers, develops, and seeks to commercialize next-generation therapeutics for diseases representing unmet medical needs and burdens to society, patients, and their families. Reviva’s current pipeline focuses on the central nervous system (CNS), inflammatory and cardiometabolic diseases. Reviva’s pipeline currently includes two drug candidates, brilaroxazine (RP5063) and RP1208. Both are new chemical entities discovered in-house. Reviva has been granted composition of matter patents for both brilaroxazine and RP1208 in the United States, Europe, and several other countries.

Forward-Looking Statements

This release contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct or that those goals will be achieved, and you should be aware that actual results could differ materially from those contained in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks associated with market conditions and the satisfaction of customary closing conditions related to the proposed offering and uncertainties related to the size, timing, completion, and use of proceeds from the proposed offering. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, please refer to the Company’s prospectus supplement to be filed with the SEC, and the documents incorporated by reference therein, including the Company’s Form 10-K for the year ended December 31, 2024 and Forms 10-Q for the quarters ended March 31, 2025 and June 30, 2025.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this release. We have no obligation, and expressly disclaim any obligation, to update, revise or correct any of the forward-looking statements, whether as a result of new information, future events or otherwise.

REVIVA CONTACTS:

Corporate Contact:

Reviva Pharmaceuticals Holdings, Inc.

Laxminarayan Bhat, PhD

www.revivapharma.com

Investor Relations Contact:

LifeSci Advisors, LLC

PJ Kelleher

pkelleher@lifesciadvisors.com